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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 22, 1998


                             JACKSON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     333-53987                 75-2470881
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


          2997 Clarkson Road
        Chesterfield, Missouri                                63017
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (314) 207-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         On July 22, 1998, Jackson Products, Inc. (the "Company") consummated the acquisition of (i) all of the outstanding capital stock of Kedman Company ("Kedman") pursuant to a Stock Purchase Agreement, dated June 12, 1998 (as amended, the "Purchase Agreement"), by and among the sellers party thereto, American Allsafe Company, a wholly-owned subsidiary of the Company ("Allsafe"), and Kedman and (ii) a certain parcel of real property owned by certain stockholders of Kedman (the "Stockholders") which relates to the business and operations of Kedman, pursuant to a Real Property Purchase Agreement, dated June 12, 1998 (the "Real Property Purchase Agreement"), by and among Allsafe and the Stockholders Kedman designs, manufactures and markets (i) safety products used primarily for eye and face protection and (ii) hand tools. Allsafe, will operate the former business of Kedman and continue its development and expansion. Robert
H. Elkin will be the Chairman of Kedman.

         In consideration for the stock and real property purchased pursuant to the Purchase Agreement and the Real Property Purchase Agreement, at the closing Allsafe paid the Stockholders an aggregate of $11,500,000. The cash portion of the consideration paid at closing was generated by the Company from the Company's credit facility and its operations.

         Included as exhibits hereto are the Purchase Agreement and the Real Estate Purchase Agreement and the documents relating thereto and, the foregoing description is qualified in its entirety by reference to the terms and provisions contained in those exhibits.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

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Item  5. Other Events.

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         It is impracticable to provide the required financial statements for the business acquired from Kedman at the time of the filing of this report on Form 8-K. The Company agrees to file the required financial statements as soon as they are available under the cover of an amendment to this report on Form 8-K, which in no event will be later than 60 days after the date of the filing of this report on Form 8-K.

Item 8.  Change in Fiscal Year.

         Not Applicable.

Item 8.  Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              JACKSON PRODUCTS, INC.



Date: August 4, 1998                          By:____________________________
                                                 Name:  Christopher T. Paule
                                                 Title: Secretary and
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
2.1               Stock Purchase Agreement, dated as of June 12, 1998 by and among American Allsafe Company ("Allsafe"), the sellers party thereto and Kedman Company ("Kedman")+........................
2.2               First Amendment to Stock Purchase Agreement, dated as of June
                  12, 1998 by and among Allsafe, the sellers party thereto and
                  Kedman................................ .......................
2.3               Second Amendment to Stock Purchase Agreement, dated as of
                  July 22, 1998 by and among Allsafe, the sellers party thereto and Kedman....................................................
2.4               Third Amendment to Stock Purchase Agreement, dated as of July
                  22, 1998 by and among Allsafe, the sellers party thereto and
                  Kedman........................................................
2.5               Real Property Purchase Agreement, dated as of June 12, 1998 by and among Allsafe and certain stockholders of Kedman..........

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+    The  schedules  to this  agreement  have not been  filed  pursuant  to Item
     601(b)(2) of Regulation S-K. Such schedules will be filed supplementally upon the request of the Securities and Exchange Commission.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              JACKSON PRODUCTS, INC.



Date: August 4, 1998                          By: /S/ Christopher T. Paule
--------------------                             -------------------------
                                                 Name:  Christopher T. Paule
                                                 Title: Chief Financial Officer
                                                        and Secretary